AXP(R)
                                                                       Utilities
                                                                     Income Fund

                                                          2000 SEMIANNUAL REPORT

American
   Express(R)
Funds

(icon of) magnifying glass

AXP Utilities Income Fund seeks to provide shareholders with a high level of current income. Secondary goals are growth of income and capital.

Dependable Dividends

Making money in the stock market isn't limited to trying to find stocks with rising prices. Many investors prefer to focus on the steady income stream provided by securities that pay substantial dividends. And perhaps no segment of the market has a more consistent record of paying dividends than the utilities industry -- the companies that provide basics such as electricity, water and telephone service.

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CONTENTS

From the Chairman                          3
From the Portfolio Manager                 3
Fund Facts                                 5
The 10 Largest Holdings                    6
Financial Statements                       7
Notes to Financial Statements             10
Investments in Securities                 19

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.
o  Set  financial  goals  that  extend  beyond  those  achievable   through  the
   retirement plan of your employer.
o  Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

(signature of) Arne H. Carlson

Arne H. Carlson

(picture of) Bernhard M. Fleming
Bernhard M. Fleming
Portfolio manager

From the Portfolio Manager
A favorable environment for utility stocks set the stage for a strong performance by AXP Utilities Income Fund during the first half of the fiscal year. For the six months -- July through December 2000 -- the Fund's Class A shares generated a total return (excluding the sales charge) of 18.34%. (Part of the return came in the form of a capital gain, which was paid to shareholders in December 2000 and reduced the Fund's net asset value by a like amount at that time.)

Leading the way for the utility sector were stocks of electric-power providers, many of which enjoyed substantial price run-ups during the period. Although they finished well behind the "electrics," natural gas stocks also experienced a very healthy gain. On the other hand, telephone stocks, especially those of long-distance-service providers, were generally poor performers.

SUPPLY AND DEMAND
For the electric and natural gas stocks, their success centered on a simple economic concept: supply and demand. And during the past six months, there wasn't much of the former while there was plenty of the latter -- a condition that almost always leads to higher prices.

The demand side was driven by good timing on the part of the weather. Last summer was reasonably warm, leading to healthy demand for air conditioning in most of the country. That was followed by an early onset of winter, which boosted demand for natural gas. In both cases, reserves were low at the beginning of the period, which ultimately resulted in shortages of electricity and natural gas in some parts of the country.

Also working in utility stocks' favor was the group's relatively low valuation level, especially in comparison to the high-priced technology sector. As technology stocks tumbled during the fall, it's likely that some investors moved money out of that group and into more conservative areas, such as utilities.

Looking at the Fund's portfolio, the largest area of investment was electrics, followed by natural gas and, finally, telephones. Over the period, I increased holdings in the first two groups and reduced holdings in the third. Also, I added to a small position in energy-related stocks that have a natural gas element to their businesses. Those stocks had a minor, though clearly positive, effect on Fund performance.

As we begin the second half of the fiscal year, I think the outlook for utilities remains good, and for the same reason that the group performed well during the past six months: supply of electricity and natural gas is still limited, while demand should continue to be healthy. I also think that telephone stocks are in position to do better in the months ahead, especially if borrowing costs come down.

(signature of) Bernhard M. Fleming

Bernhard M. Fleming

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2000                                                    $10.36
June 30, 2000                                                    $ 9.16
Increase                                                         $ 1.20

Distributions -- July 1, 2000 - Dec. 31, 2000
From income                                                      $ 0.07
From long-term capital gains                                     $ 0.39
Total distributions                                              $ 0.46
Total return*                                                    18.34%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2000                                                    $10.32
June 30, 2000                                                    $ 9.16
Increase                                                         $ 1.16

Distributions -- July 1, 2000 - Dec. 31, 2000
From income                                                      $ 0.06
From long-term capital gains                                     $ 0.39
Total distributions                                              $ 0.45
Total return*                                                    17.77%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2000                                                    $10.33
June 30, 2000                                                    $ 9.16
Increase                                                         $ 1.17

Distributions -- July 1, 2000 - Dec. 31, 2000
From income                                                      $ 0.06
From long-term capital gains                                     $ 0.39
Total distributions                                              $ 0.45
Total return*                                                    17.88%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2000                                                    $10.37
June 30, 2000                                                    $ 9.16
Increase                                                         $ 1.21

Distributions -- July 1, 2000 - Dec. 31, 2000
From income                                                      $ 0.07
From long-term capital gains                                     $ 0.39
Total distributions                                              $ 0.46
Total return*                                                    18.48%

* The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
  distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

The 10 Largest Holdings

                              Percent                          Value
                          (of net assets)              (as of Dec. 31, 2000)
Enron                           4.65%                      $124,687,500
Verizon                         4.12                        110,275,000
Calpine                         4.04                        108,150,001
SBC Communications              3.92                        105,050,000
NiSource                        3.85                        103,012,500
Dynegy Cl A                     3.56                         95,306,250
BellSouth                       3.51                         94,156,250
Dominion Resources              3.50                         93,800,000
Exelon                          3.15                         84,252,000
Coastal                         2.97                         79,481,250

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 37.27% of net assets

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

Financial Statements

Statement of assets and liabilities
AXP Utilities Income Fund, Inc.

Dec. 31, 2000 (Unaudited)

Assets
Investments in securities, at value (Note 1)
     (identified cost $2,032,777,272)                                                 $2,686,823,293
Cash in bank on demand deposit                                                                65,085
Dividends and accrued interest receivable                                                  2,977,808
                                                                                           ---------
Total assets                                                                           2,689,866,186
                                                                                       -------------

Liabilities
Payable upon return of securities loaned (Note 4)                                          1,242,548
Payable for investment securities purchased                                                9,541,310
Accrued investment management services fee                                                    41,489
Accrued distribution fee                                                                      35,710
Accrued service fee                                                                                4
Accrued transfer agency fee                                                                    7,642
Accrued administrative services fee                                                            2,305
Other accrued expenses                                                                       123,845
                                                                                             -------
Total liabilities                                                                         10,994,853
                                                                                          ----------
Net assets applicable to outstanding capital stock                                    $2,678,871,333
                                                                                      ==============

Represented by
Capital stock-- $.01 par value (Note 1)                                               $    2,589,427
Additional paid-in capital                                                             2,097,688,744
Undistributed net investment income                                                          849,619
Accumulated net realized gain (loss)                                                     (76,304,766)
Unrealized appreciation (depreciation) on investments and on translation
     of assets and liabilities in foreign currencies                                     654,048,309
                                                                                         -----------
Total -- representing net assets applicable to outstanding capital stock              $2,678,871,333
                                                                                      ==============
Net assets applicable to outstanding shares:            Class A                       $1,824,124,177
                                                        Class B                       $  847,491,292
                                                        Class C                       $    5,751,208
                                                        Class Y                       $    1,504,656
Net asset value per share of outstanding capital stock: Class A shares    176,129,853 $        10.36
                                                        Class B shares     82,110,787 $        10.32
                                                        Class C shares        556,937 $        10.33
                                                        Class Y shares        145,166 $        10.37
                                                                              ------- --------------

See accompanying notes to financial statements.


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


Statement of operations
AXP Utilities Income Fund, Inc.

Six months ended Dec. 31, 2000 (Unaudited)

Investment income
Income:
Dividends                                                                               $ 26,763,749
Interest                                                                                   4,097,439
     Less foreign taxes withheld                                                             (50,742)
                                                                                             -------
Total income                                                                              30,810,446
                                                                                          ----------
Expenses (Note 2):
Investment management services fee                                                         6,893,835
Distribution fee
     Class A                                                                               2,041,667
     Class B                                                                               3,647,785
     Class C                                                                                  10,549
Transfer agency fee                                                                        1,152,505
Incremental transfer agency fee
     Class A                                                                                  86,987
     Class B                                                                                  72,254
     Class C                                                                                     319
Service fee -- Class Y                                                                           612
Administrative services fees and expenses                                                    392,977
Compensation of board members                                                                  6,786
Custodian fees                                                                                73,005
Printing and postage                                                                          78,655
Registration fees                                                                             83,670
Audit fees                                                                                    13,625
Other                                                                                         13,471
                                                                                              ------
Total expenses                                                                            14,568,702
     Earnings credits on cash balances (Note 2)                                              (89,094)
                                                                                             -------
Total net expenses                                                                        14,479,608
                                                                                          ----------
Investment income (loss) -- net                                                           16,330,838
                                                                                          ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                      (70,660,830)
     Foreign currency transactions                                                            62,836
     Options contracts written (Note 6)                                                    1,812,500
                                                                                           ---------
Net realized gain (loss) on investments                                                  (68,785,494)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                  447,324,467
                                                                                         -----------
Net gain (loss) on investments and foreign currencies                                    378,538,973
                                                                                         -----------
Net increase (decrease) in net assets resulting from operations                         $394,869,811
                                                                                        ============

See accompanying notes to financial statements.


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

Statements of changes in net assets
AXP Utilities Income Fund, Inc.

                                                                        Dec. 31, 2000  June 30, 2000
                                                                      Six months ended   Year ended
                                                                         (Unaudited)

Operations and distributions
Investment income (loss)-- net                                           $ 16,330,838   $ 35,726,530
Net realized gain (loss) on investments                                   (68,785,494)   114,895,294
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies   447,324,467   (117,151,373)
                                                                          -----------   ------------
Net increase (decrease) in net assets resulting from operations           394,869,811     33,470,451
                                                                          -----------     ----------
Distributions to shareholders from:
     Net investment income
         Class A                                                          (11,434,600)   (28,200,869)
         Class B                                                           (4,327,226)    (6,981,685)
         Class C                                                              (12,509)            --
         Class Y                                                               (8,895)       (14,339)
     Net realized gain
         Class A                                                          (64,882,637)  (107,789,577)
         Class B                                                          (30,197,477)   (42,653,415)
         Class C                                                             (194,083)            --
         Class Y                                                              (53,719)       (47,744)
                                                                              -------        -------
Total distributions                                                      (111,111,146)  (185,687,629)
                                                                         ------------   ------------

Capital share transactions (Note 5)
Proceeds from sales
     Class A shares (Note 2)                                              199,474,362    370,648,512
     Class B shares                                                       149,644,256    305,471,683
     Class C shares                                                         5,425,058        155,148
     Class Y shares                                                           541,459        550,881
Reinvestment of distributions at net asset value
     Class A shares                                                        73,602,013    122,974,562
     Class B shares                                                        33,959,424     48,330,655
     Class C shares                                                           203,750             --
     Class Y shares                                                            62,614         61,609
Payments for redemptions
     Class A shares                                                      (131,518,356)  (272,262,421)
     Class B shares (Note 2)                                              (67,695,693)  (125,041,535)
     Class C shares (Note 2)                                                 (164,807)            --
     Class Y shares                                                          (245,402)      (106,752)
                                                                             --------       --------
Increase (decrease) in net assets from capital share transactions         263,288,678    450,782,342
                                                                          -----------    -----------
Total increase (decrease) in net assets                                   547,047,343    298,565,164
Net assets at beginning of period                                       2,131,823,990  1,833,258,826
                                                                        -------------  -------------
Net assets at end of period                                            $2,678,871,333 $2,131,823,990
                                                                       ============== ==============
Undistributed net investment income                                    $      849,619 $      302,011
                                                                            --------- --------------

See accompanying notes to financial statements.


Notes to Financial Statements
AXP Utilities Income Fund, Inc.

(Unaudited as to Dec. 31, 2000)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of public utilities companies.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 209 shares of capital stock at $9.55 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign  currency  translations and foreign  currency  contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared daily and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Utilities Income Fund to the Lipper Utility Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $129,065 for the six months ended Dec. 31, 2000.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,273,154, $310,588 and $848 for Class A, Class B and Class C, respectively, for the six months ended Dec. 31, 2000.

During the six months ended Dec. 31, 2000, the Fund's custodian and transfer agency fees were reduced by $89,094 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,080,898,211 and $969,528,463 respectively, for the six months ended Dec. 31, 2000. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $56,790 for the six months ended Dec. 31, 2000.

4. LENDING OF PORTFOLIO SECURITIES
As of Dec. 31, 2000, securities valued at $1,122,558 were on loan to brokers. For collateral, the Fund received $1,242,548 in cash. Income from securities lending amounted to $148,132 for the six months ended Dec. 31, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                         Six months ended Dec. 31, 2000
                                  Class A     Class B      Class C     Class Y
Sold                            19,861,216  14,901,984     535,760      53,917
Issued for
   reinvested distributions      7,465,281   3,455,417      20,745       6,398
Redeemed                       (13,177,814) (6,836,896)    (16,214)    (24,191)
                               -----------  ----------     -------     -------
Net increase (decrease)         14,148,683  11,520,505     540,291      36,124
                                ----------  ----------     -------      ------

                                           Year ended June 30, 2000
                                  Class A     Class B      Class C*    Class Y
Sold                            38,921,253  32,090,828      16,646      58,589
Issued for
   reinvested distributions     13,349,099   5,257,071          --       6,684
Redeemed                       (28,695,630)(13,209,670)         --     (11,281)
                               ----------- -----------      ------     -------
Net increase (decrease)         23,574,722  24,138,229      16,646      53,992
                                ----------  ----------      ------      ------

* Inception date was June 26, 2000.

6. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:
                                       Six months ended Dec. 31, 2000
                                                    Calls
                                     Contracts                Premiums
Balance June 30, 2000                     --                 $       --
Opened                                 5,000                  1,812,500
Expired                               (5,000)                (1,812,500)
                                      ------                 ----------
Balance Dec. 31, 2000                     --                 $       --
                                      ------                 ----------

See "Summary of significant accounting policies."

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2000.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.


9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended June 30,

Per share income and capital changes(a)
                                                                     Class A

                                               2000(b)      2000       1999       1998       1997

Net asset value, beginning of period           $ 9.16      $9.91      $8.98      $8.04      $7.24

Income from investment operations:

Net investment income (loss)                      .08        .19        .21        .24        .25

Net gains (losses) (both realized
     and unrealized)                             1.58       (.03)      1.52       1.93       1.01

Total from investment operations                 1.66        .16       1.73       2.17       1.26

Less distributions:

Dividends from net investment income             (.07)      (.18)      (.21)      (.23)      (.24)

Distributions from realized gains                (.39)      (.73)      (.59)     (1.00)      (.22)

Total distributions                              (.46)      (.91)      (.80)     (1.23)      (.46)

Net asset value, end of period                 $10.36      $9.16      $9.91      $8.98      $8.04

Ratios/supplemental data

Net assets, end of period (in millions)        $1,824     $1,484     $1,372       $973       $740

Ratio of expenses to average
     daily net assets(c)                         .99%(d)    .99%       .86%       .86%       .89%

Ratio of net investment income (loss)
     to average daily net assets                1.61%(d)   1.97%      2.23%      2.81%      3.42%

Portfolio turnover rate
     (excluding short-term securities)            42%        89%        71%        83%        90%

Total return(e)                                18.34%      1.68%     20.15%     28.40%     18.12%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Six months ended Dec. 31, 2000 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.



Fiscal period ended June 30,

Per share income and capital changes(a)
                                                                     Class B

                                               2000(b)      2000       1999       1998       1997

Net asset value, beginning of period           $ 9.16      $9.91      $8.98      $8.04      $7.23

Income from investment operations:

Net investment income (loss)                      .06        .12        .14        .17        .19

Net gains (losses) (both realized
     and unrealized)                             1.55       (.03)      1.52       1.94       1.03

Total from investment operations                 1.61        .09       1.66       2.11       1.22

Less distributions:

Dividends from net investment income             (.06)      (.11)      (.14)      (.17)      (.19)

Distributions from realized gains                (.39)      (.73)      (.59)     (1.00)      (.22)

Total distributions                              (.45)      (.84)      (.73)     (1.17)      (.41)

Net asset value, end of period                 $10.32      $9.16      $9.91      $8.98      $8.04

Ratios/supplemental data

Net assets, end of period (in millions)          $847       $646       $460       $201        $93

Ratio of expenses to average
     daily net assets(c)                        1.75%(d)   1.75%      1.63%      1.62%      1.65%

Ratio of net investment income (loss)
     to average daily net assets                 .86%(d)   1.21%      1.45%      2.01%      2.66%

Portfolio turnover rate
     (excluding short-term securities)            42%        89%        71%        83%        90%

Total return(e)                                17.77%       .97%     19.29%     27.47%     17.27%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Six months ended Dec. 31, 2000 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.


Fiscal period ended June 30,

Per share income and capital changes(a)
                                                     Class C

                                               2000(b)    2000(c)

Net asset value, beginning of period           $ 9.16      $9.37

Income from investment operations:

Net investment income (loss)                      .06         --

Net gains (losses) (both realized
     and unrealized)                             1.56       (.21)

Total from investment operations                 1.62       (.21)

Less distributions:

Dividends from net investment income             (.06)        --

Distributions from realized gains                (.39)        --

Total distributions                              (.45)        --

Net asset value, end of period                 $10.33      $9.16

Ratios/supplemental data

Net assets, end of period (in millions)        $    6      $  --

Ratio of expenses to average
     daily net assets(d)                        1.75%(e)   1.75%(e)

Ratio of net investment income (loss)
     to average daily net assets                 .75%(e)   1.21%(e)

Portfolio turnover rate
     (excluding short-term securities)            42%        89%

Total return(f)                                17.88%     (2.35%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Six months ended Dec. 31, 2000 (Unaudited).
(c) Inception date was June 26, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.


Fiscal period ended June 30,

Per share income and capital changes(a)
                                                                     Class Y

                                               2000(b)      2000       1999       1998       1997

Net asset value, beginning of period           $ 9.16      $9.91      $8.98      $8.04      $7.24

Income from investment operations:

Net investment income (loss)                      .08        .20        .22        .24        .26

Net gains (losses) (both realized
     and unrealized)                             1.59       (.02)      1.52       1.94       1.02

Total from investment operations                 1.67        .18       1.74       2.18       1.28

Less distributions:

Dividends from net investment income             (.07)      (.20)      (.22)      (.24)      (.26)

Distributions from realized gains                (.39)      (.73)      (.59)     (1.00)      (.22)

Total distributions                              (.46)      (.93)      (.81)     (1.24)      (.48)

Net asset value, end of period                 $10.37      $9.16      $9.91      $8.98      $8.04

Ratios/supplemental data

Net assets, end of period (in millions)            $2         $1        $--        $--        $--

Ratio of expenses to average
     daily net assets(c)                         .84%(d)    .83%       .79%       .79%       .74%

Ratio of net investment income (loss)
     to average daily net assets                1.77%(d)   2.14%      2.18%      3.02%      3.57%

Portfolio turnover rate
     (excluding short-term securities)            42%        89%        71%        83%        90%

Total return(e)                                18.48%      1.88%     20.25%     28.43%     18.30%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Six months ended Dec. 31, 2000 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.


Investments in Securities
AXP Utilities Income Fund, Inc.
Dec. 31, 2000 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (92.7%)
Issuer                              Shares                        Value(a)

Electronics (0.1%)
Active Power                          70,000(b)                  $1,535,625
American Superconductor               15,000(b)                     428,438
Total                                                             1,964,063

Energy (3.0%)
Alberta Energy                       300,000(c)                  14,340,878
Atmos Energy                         465,000                     11,334,375
Chevron                              125,000                     10,554,688
Conoco Cl B                          400,000                     11,575,000
Kerr-McGee                           150,000                     10,040,625
Murphy Oil                           175,000                     10,576,563
Suncor Energy                        450,000(c)                  11,474,700
Total                                                            79,896,829

Energy equipment & services (0.6%)
Halliburton                          250,000                      9,062,500
Schlumberger                         100,000                      7,993,750
Total                                                            17,056,250

Miscellaneous (0.1%)
Capstone Turbine                      50,000(b,f)                 1,400,000

Utilities -- electric (47.5%)
AES                                  700,000(b)                  38,762,500
Allegheny Energy                   1,400,000                     67,462,500
American Water Works                 500,000                     14,687,500
Calpine                            2,400,000(b)                 108,150,001
Cinergy                              850,000                     29,856,250
Citizens Communications              600,000                      7,875,000
Constellation Energy Group           500,000                     22,531,250
Dominion Resources                 1,400,000                     93,800,000
DPL                                1,000,000                     33,187,500
DTE Energy                           600,000                     23,362,500
Duke Energy                          900,000                     76,725,000
E.On                                 270,000(c)                  16,300,245
Endesa ADR                           600,000                     10,224,622
Entergy                              800,000                     33,850,000
Exelon                             1,200,000                     84,252,000
FPL Group                            350,000                     25,112,500
MDU Resources Group                  800,000                     26,000,000
NiSource                           3,350,000                    103,012,500
NRG Energy                         1,200,000(b)                  33,375,000
Pinnacle West Capital                900,000                     42,862,500
PPL                                1,100,000                     49,706,250
Progress Energy                    1,000,001(f)                  49,187,549
Public Service Enterprise Group    1,100,000                     53,487,500
Reliant Energy                     1,300,000                     56,306,250
Southern Co                        1,900,000                     63,175,000
Teco Energy                        1,100,000                     35,612,500
TXU                                  600,000                     26,587,500
Xcel Energy                        1,700,000                     49,406,250
Total                                                         1,274,858,167

Utilities -- gas (23.8%)
AGL Resources                        250,000                      5,515,625
Coastal                              900,000                     79,481,250
Dynegy Cl A                        1,700,000                     95,306,250
El Paso Energy                       900,000                     64,462,500
Enron                              1,500,000                    124,687,500
Equitable Resources                1,050,000                     70,087,500
KeySpan                            1,350,000                     57,206,250
MCN                                  600,000                     16,612,500
New Jersey Resources                 500,000                     21,625,000
NICOR                                500,000                     21,593,750
Questar                            1,200,000                     36,075,000
Williams Companies                 1,100,000                     43,931,250
Total                                                           636,584,375

Utilities -- telephone (17.6%)
ALLTEL                               200,000                     12,487,500
AT&T Wireless Group                  900,000(b)                  15,581,250
BCE                                1,000,000(c)                  28,937,500
BellSouth                          2,300,000                     94,156,250
BroadWing                            300,000(b)                   6,843,750
CenturyTel                           625,000                     22,343,750
Intermedia Communications             10,118(b)                      72,723
NTT DoCoMo                               400(c)                   6,900,175
Qwest Communications Intl          1,300,000(b)                  53,300,000
SBC Communications                 2,200,000                    105,050,000
Verizon                            2,200,000                    110,275,000
WorldCom                           1,100,000(b)                  15,400,000
Total                                                           471,347,898

Total common stocks
(Cost: $1,850,497,254)                                       $2,483,107,582

Preferred stocks (2.3%)
Issuer                              Shares                        Value(a)

Coastal
     6.63% Cv PRIDES                 400,000(e)                 $19,350,000
Cox Communications
     7.00% Cm Cv PRIDES              216,000(e)                  13,311,000
Dominion Resources
     9.50% Cv                        200,000                     12,500,000
SBH-Cincinnati Bell
     6.25%                           150,000                     16,875,000

Total preferred stocks
(Cost: $40,551,105)                                             $62,036,000

Short-term securities (5.3%)
Issuer                  Annualized         Amount                 Value(a)
                      yield on date      payable at
                       of purchase        maturity

U.S. government agencies (4.0%)
Federal Home Loan Bank Disc Nt
         02-14-01          6.37%        $32,800,000             $32,519,513
Federal Natl Mtge Assn Disc Nts
         01-04-01          6.41          25,000,000              24,973,333
         01-08-01          6.44           6,600,000               6,588,211
         01-25-01          6.46          10,000,000               9,949,307
         02-01-01          6.46          16,200,000              16,096,587
         02-15-01          6.42          16,000,000              15,857,974
Total                                                           105,984,925

Commercial paper (1.3%)
Alcoa
         01-17-01          6.60           1,300,000               1,295,485
Cargill Global Funding
         01-02-01          6.55           4,000,000(d)            3,997,089
Commerzbank U.S. Finance
         02-01-01          6.51           4,900,000               4,870,058
CXC
         02-21-01          6.43           5,300,000(d)            5,249,358
Enterprise Funding
         02-02-01          6.59             800,000(d)              794,906
Gannett
         01-19-01          6.59           6,300,000(d)            6,275,892
         01-29-01          6.54           9,700,000(d)            9,645,706
SBC Communications
         02-20-01          6.42           3,600,000(d)            3,566,292
Total                                                            35,694,786

Total short-term securities
(Cost: $141,728,913)                                           $141,679,711

Total investments in securities
(Cost: $2,032,777,272)(g)                                    $2,686,823,293

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 2000, the value of foreign securities represented 2.91% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(f) Security is partially or fully on loan. See Note 4 to the financial statements.

(g) At Dec. 31, 2000, the cost of securities for federal income tax purposes was approximately $2,032,777,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $701,365,000
     Unrealized depreciation                                        (47,319,000)
                                                                    -----------
     Net unrealized appreciation                                   $654,046,000
                                                                   ------------

American
   Express(R)
Funds

AXP Utilities Income Fund
70100 AXP Financial Center
Minneapolis, MN 55474

TICKER SYMBOL
Class A: INUTX      Class B: IUTBX
Class C: N/A        Class Y: N/A

                                         PRSRT STD AUTO
                                          U.S. POSTAGE
                                              PAID
                                            AMERICAN
                                             EXPRESS

                                                                 S-6342 N (3/01)

Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.